AINN FUND

(the “Fund”)

Ticker: NNAIX

May 11, 2021

The information in this Supplement amends certain disclosure contained in the Fund’s Prospectus and Statement of Additional Information, dated September 28, 2020.

Effective on or about July 12, 2021, the Fund will no longer impose a redemption fee on Fund shares redeemed within 90 days of initial purchase.  Accordingly, the fee table is revised as follows:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Wire Transfer Fee	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%
Other Expenses	2.62%
Acquired Fund Fees and Expenses(1)	0.41%
Total Annual Fund Operating Expenses	4.53%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

The section entitled “Frequent Purchases and Redemptions of Fund Shares” is hereby deleted in its entirety and replaced with the following:

The Fund discourages and does not accommodate market timing (the "Market Timing Trading Policy"). Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund discourages excessive short-term trading in Fund shares and does not accommodate such trading activity by investors. The Fund considers excessive short-term trading to be any pattern of frequent purchases and redemptions of the Fund's shares by an investor or group of investors, acting in concert, that could interfere with the efficient management of the Fund's portfolio or result in increased brokerage and administrative costs. The Fund currently uses several methods to reduce the risk of market timing.

These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy";

•

Rejecting or limiting specific purchase requests; and

•

Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund and elect to reject or limit the amount, number, frequency or method for requesting future purchases of the Fund's shares.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated September 28, 2020. These documents are available upon request and without charge by calling the Fund at 1-866-792-1056 or by writing to the Fund at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031.